SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

INTAC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other jurisdiction of Incorporation)	000-32621 (Commission File Number)	98-0336945 (IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza
788 Cheung Sha Wan Road
Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

011 (852) 2385-8789
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01             Changes in Registrant’s Certifying Accountant

KBA Group LLP (“KBA”) have resigned as the Company’s principal independent registered public accounting firm effective March 28, 2007. KBA informed us that their resignation was related to their continual emphasis in not providing audit services to public entities which have significant concentration of revenues and assets in certain international regions, including China and the Asia-Pacific Rim. INTAC International, Inc. (the “Company”) has engaged Chapman, Hext & Co., P.C. as its principal independent accountant effective March 28, 2007. The decision to appoint its principal independent registered public accounting firm has been approved by the Company’s audit committee.

KBA was appointed as principal independent accountant of the Company on May 13, 2002. The reports of KBA, dated December 8, 2006, on the consolidated balance sheets of the Company as of September 30, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity and comprehensive income (loss), and cash flows for the year ended September 30, 2006, the nine months ended September 30, 2005 and the year ended December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the periods above and the subsequent interim period through the date of KBA’s resignation, there were no disagreements between the Company and KBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KBA would have caused them to make reference thereto in their report on the Company’s audited consolidated financial statements.

The Company has provided KBA with a copy of the foregoing disclosures and has requested in writing that KBA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from KBA wherein they have confirmed their agreement to the Company’s disclosures. A copy of KBA’s letter has been filed as an exhibit to this report.

During the two fiscal years ended September 30, 2006 and the subsequent interim period through March 27, 2007, we did not consult with Chapman, Hext & Co., P.C. regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did Chapman, Hext & Co., P.C. provide written or oral advice to us that Chapman, Hext & Co., P.C. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement, or a reportable event.

ITEM 9.01             Financial Statements and Exhibits.

Exhibits.

99.1	Letter from KBA Group LLP dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 3, 2007	INTAC INTERNATIONAL, INC.

	By:	/s/ J. David Darnell
		Name:	J. David Darnell
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from KBA Group LLP dated April 3, 2007.